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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-47998) of Lancer Corporation of our report dated June 6, 2001, relating to the financial statements of the Lancer Corporation Employee Profit Sharing Plan, which appears in this Form 11-K.

                                       /s/ Hanke, Green & Stein

San Antonio, Texas
June 26, 2001